UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2016

MEDBOOK WORLD INC.
(Exact name of registrant as specified in its charter)

Delaware	000- 53850	27-1397396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

28562 Oso Parkway, Unit D, Rancho Santa Margarita, CA.	92688
(Address of principal offices)	(Zip Code)

Registrant's telephone number including area code: (949) 933-1964

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Officers and Directors

Originally, Daniel Masters tendered his resignation on September 23, 2015 and due to the Registrant’s state of operations at that time, essentially being dormant, the Registrant inadvertently misplaced Mr. Masters resignation and did not file an 8-K. On September 28, 2016 the Company received a copy of Mr. Masters resignation dated September 23, 2015, resigning as a member of the Board of Directors and as an officer of the Registrant. The Registrant has accepted Mr. Masters’ resignation, with corresponding minutes and requisite director’s resolutions, a copy of which remains in the Registrants minute book.

Additionally, there have been no conflicts with the company or other board members during Mr. Masters’ tenure as an officer and director.

Appointment of Officers and Directors

On September 29, 2016, following the resignation and acceptance of Daniel Masters as Secretary Treasurer, Mr. Kenneth Beam CPA was appointed Secretary, Treasurer and CFO of the Registrant, to fill the vacated positions of Mr. Masters.

On September 29, 2016, following the resignation of Daniel Masters as an Officer and Director Mr. Kenneth Beam CPA was appointed to the Board of Directors to fill the vacated position of Mr. Masters.

Biographical Information

Kenneth J. Beam, Certified Public Accountant is the Principal and Manger of Kenneth J. Beam, CPA P.C., a full-service Certified Public Accounting and Consulting Firm in located in Boone, North Carolina. Kenneth is responsible for all operations of the company and all services provided to a wide variety of clientele across the United States. Areas of practice include, but are not limited to: internal and external financial reporting, advanced taxation, auditing, compliance, internal control assessment, representation, and CFO services.

Mr. Beam possesses extensive operational and financial experience with both private and public companies with over twenty-two years in the accounting profession. Mr. Beam has performed investigative audits throughout the United States, Canada, and South America that have resulted in numerous discoveries of fraud.

As a Certified Public Accountant, Mr. Beam is responsible for overall financial management, financial reporting and transparency, advanced taxation and long-range planning, and Sarbanes-Oxley compliance. The services provided ensure efficient, timely, and transparent financial disclosures and regulatory compliance. In addition, Mr. Beam leads both start-up and established organizations through mergers, acquisitions, and dispositions as a function of corporate development.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 3, 2016	By:	/s/ Frederick Da Silva
Frederick Da Silva
President/CEO and Director

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